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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PENNZOIL COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                  [LETTERHEAD]

                                                     April 9, 1998

Dear Shareholder:

    On April 3, 1998, Pennzoil Company and Guy P. Wyser-Pratte, a Pennzoil shareholder seeking election to Pennzoil's Board at its annual shareholder meeting on May 7, 1998, entered into a settlement ending the proxy contest and terminating all litigation between Pennzoil and Mr. Wyser-Pratte. The terms of the settlement are described in the enclosed supplement to Pennzoil's previously distributed proxy statement dated March 30, 1998.

    Under the settlement, Mr. Wyser-Pratte has withdrawn his nomination for election to Pennzoil's Board as well as the by-law amendments and other proposals which he planned to submit at the annual meeting. The settlement specifies a process for Pennzoil's Board to select one new independent director to be added to the Board by September 30, 1998. It also provides for a modification of Pennzoil's shareholder rights plan to afford an exemption for an acquisition by means of a fully-financed all cash offer providing a premium to shareholders of at least 35% over the market price during a specified period prior to its commencement and meeting certain other requirements. Your Board believes that the settlement is a reasonable way of avoiding the contentiousness associated with a proxy contest without compromising any important policy or objective.

    A revised proxy card is enclosed reflecting the withdrawal of Mr. Wyser-Pratte's proposals. If you have signed and returned the white proxy card included with our March 30 proxy statement and do not wish to change your vote on the election of directors or the appointment of independent public accountants, you do not need to return the enclosed revised card. Whether or not you plan to attend, it is important that your shares are represented at the meeting and that you have returned a signed proxy card.

    The annual meeting will be held at the Wortham Theater Center, 500 Texas Avenue, Houston, Texas on May 7, 1998 at 10:00 a.m.

                                                     Sincerely,

                                          /S/ JAMES L. PATE

Enclosures
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                                     [LOGO]

                                                                   April 9, 1998

                         SUPPLEMENT TO PROXY STATEMENT
                              DATED MARCH 30, 1998

    Pennzoil Company (the "Company") is providing this Supplement to Proxy Statement (and accompanying WHITE proxy card) in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's Common Stock (the "Common Stock") for use at the Company's annual meeting of shareholders to be held at the Wortham Theater Center, 500 Texas Avenue, Houston, Texas on May 7, 1998 at 10:00 a.m., Houston time, and at any adjournment or postponement thereof (the "Annual Meeting").

    The proxy statement dated March 30, 1998 relating to the Annual Meeting was mailed to the Company's shareholders beginning on March 31, 1998. This Supplement updates that proxy statement to provide information about a settlement which the Company reached with Mr. Guy P. Wyser-Pratte. Pursuant to the settlement, Mr. Wyser-Pratte withdrew his nomination for election as a director at the Annual Meeting and withdrew all of his proposals (the "Wyser-Pratte Proposals") which were described in the Company's March 30, 1998 proxy statement.

    Consequently, the business to be conducted at the Annual Meeting will consist of the election of two directors, the approval of the appointment of Arthur Andersen LLP as independent public accountants for 1998 and the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof. The record date for determining shareholders entitled to notice of and to vote at the meeting is March 23, 1998. A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder for any purpose germane to the meeting beginning ten days before the date of the meeting at the office of the Corporate Secretary of the Company at the address indicated above.

    A new WHITE proxy card is being provided with this Supplement. The new card differs from the WHITE proxy card distributed with the Company's March 30, 1998 proxy statement in that it deletes all references to the Wyser-Pratte Proposals, which have been withdrawn and will not be considered at the Annual Meeting.

    If you have previously returned your WHITE proxy card and do not want to change your vote, you need not return the new card. IF YOU HAVE NOT RETURNED A WHITE PROXY CARD, OR IF YOU ARE UNSURE OF WHETHER YOU HAVE DONE SO, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

THE SETTLEMENT

    On April 3, 1998, the Company entered into an Agreement of Settlement and Release with Mr. Wyser-Pratte, Wyser-Pratte & Co., Inc. and Wyser-Pratte Management Co., Inc. (collectively, the "Wyser-Pratte Parties"). The following description is a summary of the provisions of that agreement. The Agreement of Settlement and Release and the settlement it embodies are referred to in this discussion as the "settlement agreement" and the "settlement."

    ADDITION TO BOARD OF DIRECTORS. The settlement agreement provides that a nationally recognized search firm will be retained by the Company for purposes of identifying and screening candidates for a newly-created directorship. The candidates to be considered are to consist of those proposed by institutional investors, including Mr. Wyser-Pratte, and other qualified candidates identified by such search firm.
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The settlement agreement provides that the candidates must have a background in the academic, financial or investment communities and be independent, meaning that they must be persons who have no present or former employment by the Company or any significant financial or personal ties to the Company or its management. The search firm is to submit a list of not less than five nor more than ten prospective candidates to the Company's Board of Directors (taking into account background, suitability and availability based on such firm's research), from which the Board is to select one new director, to be added to the Board not later than September 30, 1998. Pursuant to the settlement, Mr. Wyser-Pratte has withdrawn his own nomination for election to the Board of Directors at the Annual Meeting.

    AMENDMENT TO RIGHTS AGREEMENT. The settlement agreement provides that within fourteen days of its date the Company will amend the Rights Agreement dated as of October 28, 1994 (the "Rights Agreement") between the Company and Chemical Bank, as Rights Agent (now succeeded by The Chase Manhattan Bank, N.A. as successor Rights Agent) to incorporate an exemption for certain "Qualifying Offers". Under this exemption, a person that acquires beneficial ownership of 15% or more of the Common Stock then outstanding pursuant to a "Qualifying Offer" will not trigger the rights issued under the Rights Agreement. Triggering of the rights as a result of a person acquiring a 15% or greater position normally results in dilution of the acquiring person's ownership (unless the Board has taken action to redeem the rights or otherwise make them inapplicable). Under the amendment, a "Qualifying Offer" is an all-cash tender offer for all outstanding shares of Common Stock which meets all of the following requirements:

        (a) FULLY FINANCED. The offeror must, prior to or upon commencing the offer, have provided the Company firm written commitments from responsible financial institutions, accepted by the offeror, to provide funds for the offer which, when added to other funds of the offeror available and committed to be used for the purpose, will be sufficient to pay for all shares outstanding on a fully diluted basis and all related expenses. The terms of the financing commitments must be subject only to customary terms and conditions, which may not include (i) conditions requiring access by the financial institutions to non-public information to be provided by the Company, (ii) conditions based on the accuracy of any information concerning the Company other than such as would be the subject of representations in a public financing by the Company, or (iii) conditions requiring the Company to make any representations, warranties or covenants in connection with the financing.

        (b) TWO-THIRDS REQUIREMENT. The offeror must own, immediately after consummating the offer, at least two-thirds of the then outstanding shares of Common Stock.

        (c) 35% PREMIUM. The price per share offered in the offer must be at least 35% above the average closing price of the Common Stock for the 20 consecutive trading days ending on the fourth trading day preceding the commencement of the offer. If another tender offer is commenced during the pendency of a Qualifying Offer, the second, competing offer will constitute a Qualifying Offer if the per share price offered is at least 10% higher than the price offered in the first offer and the other requirements for a Qualifying Offer are satisfied.

        (d) DURATION AND CONDITIONS. The offer must remain open for at least 60 business days and must be extended for at least 20 business days after the last increase in the price offered and after any bona fide higher alternative offer is made. The offer must be subject only to customary terms and conditions, which may in no event include any satisfaction of any conditions relating to the business, financial condition, results of operations or prospects of the Company other than such as are based on information publicly disclosed by the Company.

        (e) SECOND STEP COMMITMENT. The offeror must irrevocably commit, prior to or upon commencement of the offer, (i) to consummate promptly upon completion of the offer an all-cash transaction whereby all shares not tendered in the offer will be acquired at the same price per share paid pursuant to the offer, and otherwise not to purchase any shares of Common Stock following completion of the offer, (ii) that the offeror will not materially amend the terms of the offer (other

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    than an increase in the price offered) and (iii) that the offeror will not make an offer for any equity securities of the Company for six months after the commencement of the offer if the original offer does not result in the tender of the required minimum of two-thirds of the outstanding shares, except in certain circumstances involving the making by an unrelated party of a competing offer which constitutes a Qualifying Offer under the provisions described in paragraph (c) above.

    WITHDRAWAL OF WYSER-PRATTE PROPOSALS. Pursuant to the settlement, the Wyser-Pratte Parties withdrew the Wyser-Pratte Proposals and will cease any solicitation of proxies for the Annual Meeting.

    EXPENSE REIMBURSEMENT. Pursuant to the settlement, the Company is reimbursing litigation and proxy solicitation expenses of the Wyser-Pratte Parties in an amount not to exceed $295,000. The anticipated cost to the Company of the settlement agreement, including the cost of printing and mailing to shareholders of supplemental proxy materials as a result of the settlement, is expected to be approximately $60,000.

    DISMISSAL OF LITIGATION AND RELEASES. Pursuant to the settlement, the parties agreed to dismiss with prejudice previously reported litigation involving the parties relating to the Annual Meeting and the proposals to be voted on at the Annual Meeting. In addition, the settlement agreement provides that the Wyser-Pratte Parties will not seek to intervene or file AMICUS CURIAE briefs in certain litigation relating to maintaining the confidentiality of certain information that is part of the record in earlier court proceedings involving the withdrawn tender offer for the Company's Common Stock by Union Pacific Resources Group Inc. ("UPR"). The settlement also provides for mutual releases by the parties of all claims up to the date of the settlement agreement.

    PUBLIC ANNOUNCEMENT. The settlement was announced on April 3, 1998 by a joint press release. The settlement agreement provides that both sides will refrain from public criticism of the other relating to the terminated UPR offer to purchase shares of Common Stock and concerning the matters resolved by the settlement.

                                          By Order of the Board of Directors

                                                      James L. Pate
                                                      Chairman

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     [LOGO]
                                                                           PROXY

                                PENNZOIL COMPANY

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS, ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 7, 1998.

The undersigned hereby appoints David P. Alderson, II, Linda F. Condit and Bruce
K. Misamore, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority, to represent and to vote, in accordance with the instructions set forth below, all shares of Common Stock which the undersigned is entitled to vote at the 1998 annual meeting of shareholders of Pennzoil Company, and any adjournments or postponements thereof. In their discretion, the proxies may vote cumulatively for the election of directors (other than any for whom authority to vote is withheld below) and upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ON THE REVERSE, FOR APPROVAL OF AUDITORS, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

                CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE

Fold and Detach Here                                        Fold and Detach Here

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                                     [LOGO]

                      1998 Annual Meeting of Shareholders

                                  May 7, 1998
                             Wortham Theater Center
                                500 Texas Avenue
                              Houston, Texas 77002

          Registration and seating of shareholders begins at 9:00 a.m.
                          Meeting begins at 10:00 a.m.
       Cameras and recording devices will not be allowed in the meeting.

FORM 34-102          PLEASE MARK ALL CHOICES LIKE THIS /X/

  / / TO VOTE FOR ALL ITEMS AS RECOMMENDED BY THE BOARD OF DIRECTORS, MARK THIS
     BOX, SIGN, DATE AND RETURN THIS PROXY. (NO ADDITIONAL VOTE NECESSARY)

1. ELECTION OF DIRECTORS: Nominees are W. L. Lyons Brown, Jr. and Ernest H. Cockrell.

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.

       / / FOR all nominees (except as marked to the contrary above)        / /
   WITHHOLD authority to vote for all nominees

2. APPROVAL OF AUDITORS: To approve Arthur Andersen LLP as independent public accountants.

       / / FOR            / / AGAINST            / / ABSTAIN

   NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

   SIGNATURE ___________________________________________________________________

   TITLE ______________________________________ DATE _____________________, 1998

   SIGNATURE ___________________________________________________________________

   TITLE ______________________________________ DATE _____________________, 1998

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                              THANK YOU FOR VOTING